                                                                   EXHIBIT 10.28

                      FLUCTUATING RATE LINE OF CREDIT NOTE


                                 Dallas, Texas

$11,000,000.00                                                September 1, 1995


     The undersigned promises to pay to the order of COMERICA BANK-TEXAS (hereinafter referred to as "Lender"), at its principal office in Dallas, Dallas County, Texas, or at such other place as the holder hereof may designate in writing, the principal sum of up to Eleven Million and No/100 Dollars ($11,000,000.00), or so much thereof as may be disbursed and outstanding hereunder, together with interest from the date hereof on the principal balance from time to time remaining unpaid as hereinafter provided.

     The principal balance hereof from time to time remaining unpaid shall bear interest which shall be computed on the number of days actually elapsed, but computed as though each year consisted of 365 days, from the date hereof until maturity at an annual rate equal to one percent (1.0%) plus the Prime Rate (the "Note Rate"), with the Prime Rate being the rate of interest from time to time charged by COMERICA BANK-TEXAS, Dallas, Texas as its Prime Rate, as announced or published from time to time, provided, however, if COMERICA BANK-TEXAS, Dallas, Texas has more than one established or announced Prime Rate, it shall mean the highest announced Prime Rate of COMERICA BANK-TEXAS, Dallas, Texas; and is not the lowest, best or most favored rate of interest which Lender may charge on loans to its customers. The Note Rate shall fluctuate with such Prime Rate changing as of the day of any change in the Prime Rate; provided, however, the Note Rate shall never exceed the highest maximum rate permitted by applicable state or federal law with respect to loans of this nature (the "Maximum Rate"). All past due principal and accrued interest shall bear interest at the Maximum Rate allowed by law. As used herein "Maximum Rate" shall mean the quarterly ceiling from time to time in effect as described in Article 5069-1.04, Texas Revised Civil Statutes Annotated; provided that if any other state or federal law now or hereafter in effect and applicable to this Note permits a greater rate of interest, the Maximum Rate shall be the highest lawful rate thereunder. The quarterly ceiling shall be adjusted from time to time as required by Article 5069-1.04(h)(2), Texas Revised Civil Statutes Annotated. The holder hereof may from time to time revise the terms of this Note, including the rate of interest or the index, formula or provision of law used to compute such rate, by notice to the undersigned as provided in Article 5069-1.04(i); but in no event shall the rate of interest contracted for, charged or received hereunder ever exceed the Maximum Rate.


FLUCTUATING RATE LINE OF CREDIT NOTE - Page 1

     The principal and interest of this Note shall be payable on demand, but if no demand is made, the Note shall be payable as follows:

     Interest on the total outstanding principal balance shall be payable as it accrues in successive monthly installments commencing on October 1, 1995, and continuing on the same day of each successive month thereafter, through and including February 1, 1997, when all remaining unpaid principal and all accrued but unpaid interest shall be due and payable in full.


     This Note is executed in connection with that certain Credit Agreement (as the same may have been or hereafter be renewed, extended, amended, supplemented or modified, including without limitation that one certain First Amendment to Credit Agreement dated as of September 1, 1995), dated as of August 29, 1994 between TEXAS TIMBERJACK, INC. and Lender and is subject to the terms of said Credit Agreement. Reference is hereby made to the Credit Agreement for provisions affecting this Note regarding amounts of allowed draws, payment, prepayments, acceleration of maturity, exercise of rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by maker and others, now or hereafter obligated for payment of any sums due hereunder, and security for the payment hereof.

     This Note may be prepaid without penalty at any time.

     If default be made in the payment of any installment of principal or interest under this Note or any other indebtedness owed by the undersigned to Lender or under the provisions of any loan agreement, security agreement, deed of trust or other instrument executed in connection herewith or securing the payment hereof, then the holder of this Note may, at such holder's option, declare the entire unpaid principal balance and any accrued but unpaid interest hereon to be immediately due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     The makers, signers, sureties, guarantors and endorsers of this Note jointly and severally waive demand, presentment, notice of dishonor, diligence in collecting, grace, notice and protest, notice of intention to accelerate and notice that acceleration has occurred and agree to one or more extensions for any period or periods of time and partial payment before or after maturity, without prejudice to the holder hereof.

     If this Note should be collected by legal proceedings or through a probate or bankruptcy court, or shall be placed in the hands of an attorney for collection, then the undersigned agrees to pay all reasonable attorneys' fees incurred by Lender with respect to such proceedings or in connection with its collection of this Note.


FLUCTUATING RATE LINE OF CREDIT NOTE - Page 2

     It is the intent of Lender and the undersigned in the execution of this Note and all other agreements and instruments executed in connection herewith to contract in strict compliance with applicable usury law. In furtherance thereof, Lender and the undersigned stipulate and agree that none of the terms and provisions contained in this Note, or in any other agreement or instrument executed in connection herewith, shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Rate. In determining whether or not the interest paid or payable, under any specific contingency, exceeds such Maximum Rate, Lender and the undersigned shall, to the full extent permitted by applicable law, exclude voluntary prepayments and the effects thereof, and amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout the entire term of this Note. If it is so determined that any interest in excess of such Maximum Rate is provided for, then such excess shall be applied first to any other amounts not constituting interest due or which may become due under this Note or any other instrument executed in connection herewith and the balance, if any, shall be, at the election of the holder hereof, applied to the reduction of the unpaid principal amount hereof or refunded to the undersigned.

     Should this Note be signed by more than one individual, corporation or other business entity, then all of the obligations herein contained shall be considered joint and several obligations of each signer hereof.

     This Note is executed in modification, renewal and extension of that one certain Fluctuating Rate Line of Credit Note dated August 29, 1994, in the original principal amount of $6,000,000.00 executed by TEXAS TIMBERJACK, INC. payable to COMERICA BANK-TEXAS. The undersigned hereby extends all liens and security interests securing the indebtedness represented hereby until this Note has been fully paid and agrees that the execution of this instrument shall in no manner affect or impair said liens and security interests. The undersigned further acknowledges and agrees that all liens and security interests securing the indebtedness are valid and subsisting and that the same shall be and remain in full force and effect until this Note has been paid in full.


FLUCTUATING RATE LINE OF CREDIT NOTE - Page 3

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                              TEXAS TIMBERJACK, INC.


                              By:  /s/ MIKE S. BOATMAN
                                   ___________________________

                                   Mike S. Boatman
                                   ___________________________
                                    (printed name)

                              Its: Vice-President
                                   __________________________
                                    (title)


FLUCTUATING RATE LINE OF CREDIT NOTE - Page 4